UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

Stream Global Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33739	26-0420454
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, MA	02481
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 304-1810

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Stream Global Services, Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission its presentation entitled “Stream Global Services Corporate Presentation” dated January 2009, which is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index attached to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2009	STREAM GLOBAL SERVICES, INC.

	By:	/s/ R. Scott Murray
R. Scott Murray
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stream Global Services Corporate Presentation dated January 2009